UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 14, 2006


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    000-25675                   74-3055158
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Patron Systems, Inc.'s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Patron Systems, Inc.'s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect,"
"anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Patron Systems, Inc.'s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Patron Systems, Inc. undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 14, 2006, Patron Systems, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (a)    Financial statements of business acquired. Not applicable.

           (b)    Pro forma financial information. Not applicable.

           (c)    Shell company transactions. Not applicable

           (d)    Exhibits.

                  99.1     Press Release  issued by the Registrant on August 14,
                           2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PATRON SYSTEMS, INC.



Date:    August 16, 2006              By:    /s/ Robert Cross
                                             -----------------------------------
                                             Robert Cross
                                             Chief Executive Officer


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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER         DESCRIPTION
       -------        -----------

       99.1           Press Release issued by the Registrant on August 14, 2006.


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